UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2012

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 29, 2012, Best Buy Co., Inc. (“Best Buy” or the “registrant”) issued a news release announcing its results of operations for the fourth quarter and fiscal year ended March 3, 2012. In the news release, the registrant also provided its financial outlook and earnings guidance for the twelve months ending February 2, 2013, which includes the results of the five weeks ended March 3, 2012, as a result of the change in fiscal year announced by the registrant on November 7, 2011.

The registrant is scheduled to conduct an earnings conference call at 10:30 a.m. Eastern Time on March 29, 2012. The earnings conference call is expected to be available live on the registrant’s Web site at www.investors.bestbuy.com.

The news release issued on March 29, 2012, is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K. Best Buy’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

On March 29, 2012, as described below under Item 7.01 of this Current Report on Form 8-K, the registrant posted supplementary financial information for fiscal years 2011 and 2012, recast to reflect results based on the registrant's new fiscal year. The registrant is furnishing, as Exhibit No. 99.2 to this Current Report on Form 8-K, the supplementary financial information posted on March 29, 2012.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibits No. 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the U.S. Securities Act of 1933, as amended, or the U.S. Securities Exchange Act of 1934, as amended.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On March 29, 2012, Best Buy also announced a transformation strategy, consisting of a series of actions intended to improve operating performance. The actions include closure of U.S. Best Buy big box stores, changes to the store and corporate operating models, and other measures intended to reduce costs associated with product life-cycle management and supply chain. The costs of implementing the changes primarily consist of lease exit costs, employee severance and fixed asset impairments.

The registrant will begin initiating the announced actions in the first quarter of fiscal 2013 and expects to complete the actions by the end of fiscal 2013. The registrant preliminarily expects to incur total pre-tax restructuring charges of between $300 million and $350 million related to the actions. Given the timing of these actions, the registrant estimates that between $140 million and $160 million of the charges will be recorded in the first quarter of fiscal 2013, consisting primarily of employee severance and fixed asset impairments. The lease exit costs will be recorded throughout the remainder of fiscal 2013 as the stores are closed. The total charges include between $270 million and $310 million of cash payments.

The amount of the restructuring charges noted above are estimates, and the actual charges may vary materially based on various factors, including but not limited to the following: the timing of store closures; level of employee terminations; factors relating to real estate, such as sale proceeds and the timing and amount of sublease income and other related expenses; and changes in management’s assumptions.

Additional information regarding the restructuring is included under the caption “Actions to Transform Business Operations” on pages two to four of the news release issued on March 29, 2012, which additional information is filed as Exhibit No. 99.1 to this Current Report on Form 8-K. The balance of the news release shall not be deemed “filed” under this Item 2.05 for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the U.S. Securities Act of 1933, as amended, or the U.S. Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD.

In addition, on March 29, 2012, the registrant posted supplementary financial information for fiscal years 2011 and 2012, recast to reflect results based on the registrant's new fiscal year. As announced on November 7, 2011, Best Buy will change its fiscal year to end on the Saturday nearest the end of January of each calendar year, effective beginning in the first quarter of fiscal 2013. The supplementary financial information is available on the registrant's Web site at www.investors.bestbuy.com.

The registrant is furnishing, as Exhibit No. 99.2 to this Current Report on Form 8-K, the supplementary financial information posted on March 29, 2012.

The information in Item 7.01 of this Current Report on Form 8-K, including the supplementary financial information attached as Exhibit 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the U.S. Securities Exchange Act of 9134, as amended, or otherwise subject to liability of that Section unless the registrant specifically incorporates it by reference in a document filed under the U.S. Securities Act of 1933, as amended, or the U.S. Securities Exchange Act of 1934, as amended.

Some of the matters discussed in this Current Report on Form 8-K (including Exhibit 99.1) constitute forward-looking statements within the meaning of the "safe-harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the registrant and/or its management. The registrant's business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, the risk factors set forth in the registrant's filings with the U.S. Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following are furnished as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99.1
News release issued March 29, 2012 (furnished pursuant to Item 2.02 and filed (but only in part) pursuant to Item 2.05). Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

99.2
Supplementary financial information posted March 29, 2012 (furnished pursuant to Item 7.01). Any internet address provided is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: March 29, 2012	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Senior Vice President, Controller and Chief Accounting Officer

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